UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2025

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Edina Industrial Blvd. Suite 575 Edina, Minnesota	55439
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	OTCQB
Warrants	PETVW	OTCPINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

To the extent required, the discussion of the Subscription Agreement set forth in Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

On March 26, 2025, PetVivo Holdings, Inc., including its wholly-owned subsidiary PetVivo Animal Health, Inc., (collectively the “Company”, “we” and “us”) entered into a Subscription Agreement to receive Five Million Dollars ($5,000,000) of equity financing in exchange for Five Million shares of Series B Convertible Preferred Stock (“Shares”) (the “Offering”). The Company initially received Six Hundred Thousand Dollars ($600,000) of the Offering proceeds on March 26, 2025, with the investor receiving an option to invest the remaining Four Million Four Hundred Thousand Dollars ($4,400,000) pursuant to the same terms and conditions, which is anticipated to be received within the next sixty days of execution of the Subscription Agreement. The Offering was conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). The investor entered into the subscription agreement (the “Subscription Agreement”) with the Company and represented in writing that he, she, or it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act) and acquired the securities for his, her or its own account for investment purposes and any subsequent transfer or sales of these securities will be in accordance with the Securities Act or exempt from registration under the Securities Act. The shares of Series B Preferred Stock will be “restricted securities” under Rule 144 of the Securities Act, and certificates representing the foregoing will bear a Rule 144 restrictive legend.

The form of Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, respectively, and the description in this Current Report on Form 8-K of terms of Subscription Agreement are qualified in their entirety by reference to such exhibits.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Offering, on March 26, 2025, the Company filed a Certificate of Designation of Rights and Preferences of Series B Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada designating 5,000,000 shares of the Company’s Preferred Stock, $0.001 par value per share, as “Series B Convertible Preferred Stock,” and setting forth the voting and other powers, preferences and relative, participating, optional or other rights of the Series B Preferred Stock. An Amendment to the Certificate of Designation was filed with the Secretary of State of Nevada on March 31, 2025, which provided clarifications to the Company Call Option.

Voting. Each holder of Series B Convertible Preferred Stock shall have that number of votes on all matters submitted to the shareholders that is equal to the number of shares of Common Stock into which such holder’s shares of Series B Convertible Preferred Stock are then convertible, and except as otherwise provided in the Certificate of Designation or as otherwise required by law, the shares of Common Stock and the Series B Convertible Preferred Stock shall vote as a single class on all matters submitted to the shareholders.

Dividends. The Series B Preferred Stock is entitled to receive a specific dividend in an annual amount equal to Ten Percent (10%) of the total amount paid to secure the Series B Convertible Preferred Stock. The dividend shall be paid to the holder by the Company in quarterly payments of Company Common Stock. The amount of shares pursuant to the dividend shall be calculated by dividing the total quarterly dividend payment by the greater of i) the volume weighted average price of the common stock for the prior trading ten (10) day period from the date the quarterly dividend is owed, or ii) fifty cents ($0.50). Also, non-cumulative dividends may be paid when, and if declared by the Company’s board of directors.

Liquidation Preference. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, no distributions of available funds and assets will be made to the holders of Common Stock until the holders of Series B Preferred Stock and Series A Preferred Stock receive a per share amount equal to the original issue price.

Optional Conversion. The Series B Preferred Stock is convertible, at the option of the holder thereof upon written notice to the Company, into an equal number of shares of Common Stock to the total number of shares of Series B Preferred Stock converted (e.g. one share of Series B Preferred Stock for one share of Common Stock).

Company Call Option. Following the second year anniversary of the issuance of the Series B Convertible Preferred Stock, the Company shall have the right, at its discretion, to call for the purchase of all or a portion of the shares of Series B Convertible Preferred Stock (“Call Option”) by providing the Holder written notice of the intent to exercise the Call Option on the thirtieth (30th) day from the receipt of notice by the Holder. The Holder shall have the opportunity for thirty (30) days from receipt of notice (“Call Option Period”) to convert any or all of the Holder’s shares of Series B Convertible Preferred Stock to Common Stock. The call price for each share of Series B Convertible Preferred Stock the Company desires to purchase pursuant to the Call Option shall be at a price of One Dollar and Fifteen Cents ($1.15) per share.

The foregoing description of the Certificate of Designation does not purport to be a complete description of the rights and obligations thereunder and is qualified in its entirety by reference to the full text of such Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Designation of Rights and Preferences of Series B Convertible Preferred Stock of PetVivo Holdings, Inc.

10.1	Form of Subscription Agreement

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized

PETVIVO HOLDINGS, INC.

Date: March 31, 2025	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer